UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

BRAND ENGAGEMENT NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 E. Snow King Ave

PO Box 1045

Jackson, WY 83001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (307) 757-3650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On January 17, 2025, Brand Engagement Network Inc., a Delaware corporation (the “Company”), delivered a notice of termination (“Notice”) to AFG Companies, Inc. (“AFG”) terminating the Exclusive Reseller Agreement, dated August 19, 2023, as amended, by and between the Company and AFG (the “Reseller Agreement”). The Notice only applies to the Reseller Agreement and does not affect AFG’s obligations under the Subscription Agreement, dated September 7, 2023, by and between the Company and AFG (the “Subscription Agreement”); however, in light of the Notice and the AFG Lawsuit (as defined below), the Company is uncertain whether AFG will fulfill its obligations under the Subscription Agreement.

Item 7.01	Regulation FD Disclosure.

On January 17, 2025, the Company issued a press release announcing the termination of the Reseller Agreement and the filing of the AFG Lawsuit. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Further, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On January 16, 2025, the Company filed a lawsuit against AFG and its Chief Executive Officer, Ralph Wright Brewer III, in the Northern District of Texas, Dallas Division alleging fraudulent misrepresentation, breach of contract, and the concealment of a ransomware attach on its own network shortly before the Reseller Agreement was executed (the “AFG Lawsuit”).

The Company remains committed to, and intends to continue developing, its automotive vertical. The Company intends to utilize additional channel partners and grow its sales team to further expand its customer base and drive revenues. The Company is finalizing preparations to launch its Automotive AI Agent, a solution that integrates with major automotive data and service platform providers and supports over 13,000 dealerships nationwide. Additionally, the Company plans to expand its efforts through pilot programs in the Midwest, stronger reseller partnerships in Mexico, and collaborations with Canadian dealership groups. Recently, the Company has secured automotive pilots using its AI agent, which the Company believes will improve lead conversions, automates scheduling tools, enhances service efficiency, and enables advanced analytics to streamline operations.

Forward-Looking Statements

Certain disclosures in this report include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, the Company’s current expectations, assumptions, plans, strategies, and anticipated results, including the ultimate outcome of the AFG Lawsuit, the termination of the Reseller Agreement and the Company’s automotive vertical. When used in this discussion, the words “anticipate,” “assume,” “believe,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this report. Forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors.

Although it is not possible to identify all of these risks and factors, they include, among others, (i) uncertainties as to the timing of the AFG Lawsuit; (ii) the risk that the AFG Lawsuit may not be successful; (iii) the failure to replace the Reseller Agreement with alternative arrangements on acceptable terms or at all; (iv) the effect of the announcement or pendency of the AFG Lawsuit and the termination of the Reseller Agreement on the Company’s ability to retain and hire key personnel and raise additional sources of capital, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (v) the effect of the AFG Lawsuit and the termination of the Reseller Agreement on the Company’s automotive vertical; and (vi) risks related to diverting management’s attention from the Company’s business as a result of the AFG Lawsuit. Additional information concerning these and other factors can be found under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC and in the Company’s Quarterly Reports on Form 10-Q. Any one of these factors or a combination of these factors could materially affect the Company’s financial condition or future results of operations and could influence whether any forward-looking statements contained in this report ultimately prove to be accurate. The Company’s forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, issued January 17, 2025 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Chief Executive Officer

Dated: January 17, 2025